Slide Presentation dated March 13, 2001

Slides prepared for use with March 13, 2001, presentation to investors at the CIBC World Markets Annual Energy Conference.

(slide 1)
Southwestern Energy Company
Presentation to CIBC World Markets Annual Energy Conference
[NYSE: SWN]

[picture of drilling pipes]

(slide 2)
Southwestern Energy Company (NYSE: SWN)
General Information
        Soutwestern Energy Company is an integrated energy company primarily focused on natural gas. Southwestern's strategy is to add $1.50 to $1.90 in discounted value for every dollar invested in a well-balanced exploration and production program in the Arkoma and Permian basins, east Texas and the onshore Gulf Coast.

Market Data as of February 28, 2001
        Shares of Common Stock Outstanding - 25,033,381
        Market Capitalization - $260,000,000
        Institutional Ownership - 69.0%
        Management Ownership - 7.5%
        52-Week Price Range - $6.13 (6/27/2000) - $10.55 (2/26/2001)

Investor Contacts
        Greg D. Kerley
        Executive Vice President and Chief Financial Officer
        Phone: (281) 618-4803  Fax: (281) 618-4757
        Brad D. Sylvester, CFA
        Manager, Investor Relations
        Phone: (501) 582-8497  Fax: (501) 521-0328

(slide 3)
Business Strategy
[slide stating  Company's strategy:   The Right People  doing the  Right Things,
supported by the value of our underlying Assets will create Value +.]

(slide 4)
Southwestern Energy Company
[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Arkoma Basin with the Company's Gas distribution system and Ozark Pipeline, Anadarko Basin, Permian Basin, East Texas Overton Field and Gulf Coast]

2000 Reserves:  380.5 Bcfe, 82% PDP
Shares Outstanding:  25.0 MM
52-Week Range:  $6.13 - $10.55

(slide 5)
2000 Segment Contributions
[slide depicting business segment contributions in the following areas:]

Operating Income                        $57.8 MM
     Exploration & Production           70%
     Gas Distribution                   25%
     Marketing & Other                  5%

Cash Flow                               $82.4 MM
     Exploration & Production           77%
     Gas Distribution                   20%
     Marketing & Other                  3%

Assets                                  $705.4 MM
     Exploration & Production           65%
     Gas Distribution                   27%
     Marketing & Other                  8%

Capital Investments                     $75.7 MM
     Exploration & Production           91%
     Gas Distribution                   8%
     Marketing & Other                  1%

(slide 6)
Cash Flow per Mcfe - SWN is Competitive
[graphs comparing Southwestern Energy Company's Cash Flow per Mcfe of Production and Cash Flow per Mcfe of Reserves versus a peer group.]

(slide 7)
Value Incongruity
[graph comparing Southwestern Energy Company's Cash Flow per Mcfe of Production versus a peer group plus a graph comparing Southwestern Energy Company's
Price-to-Cash   Flow   Multiple  to  a  group  of  peers.]
Cash flow for E&P segment equals $1.55 per Mcfe.
Peer group average Price-to-Cash Flow Multiple is 4.8 times.

(slide 8)
Key Developments
1999

o Positive E&P results.
  >> Reserve additions of 49 Bcfe replaced 150% of production at $1.20 per Mcfe. >> First success in Gulf Coast exploration (Gloria).
  >> Developed   excellent   inventory   of   internally-generated   exploration
     prospects.
o Sold Missouri utility assets for $32 million.

2000
o Supreme Court upheld jury verdict and judgment of $109 million.
o Strong E&P results.
  >> Reserve additions of 70 Bcfe replaced 196% of production at $0.99 per Mcfe. >> Production increased over 8% in 2000.
  >> Three meaningful discoveries in  south Louisiana  (North Grosbec,  Havilah,
     Malone).

(slide 9)
2000 Results ($ in millions)
For the Year Ended December 31, 2000

                           2000       1999
Operating Income           $57.8      $36.1      +60%
Net Income                 $20.5      $9.9       +106%
Cash Flow                  $82.4      $60.8      +35%
Production (Bcfe)          35.7       32.9       +8%

(slide 10)
Objectives
Become a leading independent E&P company.
o In 2001, add $1.50 to $1.90 of discounted value for each dollar invested.
o Over a multi-year program, achieve 10% annual growth in production and reserves.
o Reduce total expenses per unit of production.

(slide 11)
E&P Assets and Strategy
[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Mid-Continent in North Texas and western Oklahoma, including the panhandle; Arkoma in western Arkansas and eastern
Oklahoma; Texas/New Mexico in southeast New Mexico and eastern, central and the gulf coast areas of Texas; and South Louisiana in gulf coast region of Louisiana]

Reserves & Production @ December 31, 2000

Mid-Continent
          Reserves - 34.9 Bcfe (9%)
          Production - 3.5 Bcfe (10%)
Arkoma
          Reserves - 200.3 Bcf (53%)

          Production - 19.9 Bcf (56%)
          2001 Capital - $20.5 MM (27%)
Texas/New Mexico
          Reserves - 113.2 Bcfe (30%)
          Production - 9.9 Bcfe (28%)
          2001 Capital - $30.3 MM (41%)
South Louisiana
          Reserves - 32.1 Bcfe (8%)
          Production  - 2.4 Bcfe (6%)
          2001 Capital - $24.2 MM (32%)

(slide 12)
Arkoma Basin
[map showing location of Arkoma Basin in Arkansas and Oklahoma, the Arkoma Basin Fairway, the Ranger Anticline Prospect, the Cherokee Prospect and Pittsburg County.]

Arkoma Basin
          3-year average results
          Reserve replacement: 98%
          LOE Cost (incl. Taxes) ($/Mcf): $0.21
          F&D Cost ($/Mcf): $0.90

Ranger Anticline
          Success: 6/9 wells
          Net EUR: 9.9 Bcf
          F&D/Mcf: $.56

Cherokee
          Success: 14/19 wells
          Net EUR: 5.8 Bcf
          F&D/Mcf: $1.07
o "Legacy asset" that provides SWN with a stable production/reserve base and lower-risk drilling opportunities.
o Large acreage position of 388,000 gross acres and 249,000 net acres.
o Competitive advantage based on 50+ years of experience in the basin.
o 2001 capital program includes drilling 53 wells with an average WI of 50%.

(slide 13)
Permian Basin
[map showing Permian Basin in west Texas and southeast New Mexico, Lea County, Eddy County, Chavez County; acreage blocks under joint exploration agreements with Phillips Petroleum and Energen Resources; discovery fields of Gaucho, Logan Draw, Thistle, Pappy and Cowden Ranch; and prospect locations for Buffalo Valley, Lonesome Dove, No Bluff, Big Bluff, Birds of Prey, Stone Mason, Alfalfa, Butkus, B-3 and West Pappy.]

Permian Basin
          3-year average results
          Reserve Replacement: 290%
          LOE Cost (incl. Taxes) ($/Mcfe): $0.73
          F&D Cost ($/Mcfe): $1.11

Delaware Basin Acreage

                                   Gross Acres
          SWN                        42,200
          Phillips JV-1              24,000
          Phillips JV-2              47,200
          Energen JV                 27,500
                                   ---------
                                    140,900

o Growing portfolio of medium-risk exploration and exploitation opportunities.
o Reserves of less than 2.0 Bcfe in 1995 have grown to 66.2 Bcfe in 2000.
o 2001 captial program includes drilling 19 exploration wells and 6 development wells.

(slide 14)
Overton Field, East Texas
[map showing Overton Field area by units indicating locations of active wells and planned wells]

Overton Acquisition
East Texas - 10,000 Acres
          16 Active Wells in 13 Units
          (Developed at 640-Acre Spacing)
          8-14 Wells Planned for 2001

Overton Field Drilling Potential

                                              EUR (Bcfe)
                                           ----------------
                                        # Wells   Gross    Net
                                        -------   -----    ---
          320 Acre Spacing                10        16      13
          160 Acre Spacing                26        42      34
                    Total                 36        58      47
                                        =======   =====    ===

o Purchased 7.5 Bcfe for $6.1 million in April 2000.
o One of the few fields left in east Texas that has not been downspaced from 640-acre units.
o Drilling has commenced and 8 to 14 wells are planned in 2001.

(slide 15)
South Louisiana Exploration

[map showing location of the Atchafalaya Basin in Assumption, St. Martin & Iberia Parishes in southern Louisiana indicating the location of the E. Atchafalaya & Boure 3-D Surveys, the Jeanerette 3-D Survey, the North Grosbec, Malone and Gloria discoveries, and the North Jeanerette prospect]

North Grosbec Discovery
          Gross EUR:  94.9 Bcfe
          WI:  25%
          Curr. Prod.:  16.2 MMcfd & 575 Bopd
Gloria Discovery
          Gross EUR:  16.1 Bcfe
          WI:  50%
          Curr. Prod.:  9.6 MMcfd & 310 Bopd
Malone Discovery
          Completing
          WI:  33%
North Jeanerette Prospect
          394 Bcfe
          WI:  25%
o Recent Gulf Coast success:
  >> Gloria discovery (50% WI) currently producing 9.6 MMcfd and 310 Bopd.
  >> North Grosbec  discovery (25% WI)  currently  producing  16.2 MMcfd and 575
     Bopd.
  >> Havilah discovery (27.5% WI) currently producing 6.8 MMcfd and 317 Bopd.
  >> Malone discovery (33.3% WI) logged 258 feet of gas pay. Completing.
o 2001 Captial program includes drilling 6 exploration wells and 3 development wells.

(slide 16)
2001 Exploration Potential - 262 Net Bcfe

                                                                                                   Gross Res.  Net Res.
                                         Spud              Working                                 Potential   Potential
Prospect Name             Operator       Date             Interest         Depth    Objective       (Bcfe)      (Bcfe)
Permian Basin
Roepke                      SWN          Completing          92.0%         7,600    Fusselman          3.0        2.3
Butkus                      SWN          Drilling            55.0%        13,400    Morrow             5.0        2.4
West Pappy                  SWN          Drilling            55.0%         8,900    Blinebry/Abo       6.0        1.6
Big D                       SWN          Drilling            85.0%         8,000    Wolfcamp           2.4        1.6
Alfalfa                     SWN          Drilling            92.0%         7,800    Devonian           5.7        4.0
Buffalo Valley              SWN          Apr-01              55.0%         9,000    Morrow             9.0        4.4
Big Bluff                   SWN          Apr-01              85.0%        10,200    Morrow            10.0        7.0
B-3                         SWN          Jul-01              55.0%         7,500    Blinebry           3.0        1.7
Birds of Prey               SWN          Jul-01             100.0%         5,000    Cherry Canyon      3.0        2.5
Stone Mason                 SWN          Oct-01              50.0%        16,000    Devonian          50.0       18.8

Gulf Coast
Havilah                     SWN          Producing           27.5%        17,000    Frio              16.2        3.1
Malone                      SWN          Completing          33.3%        15,000    Miocene           50.0       12.0
Whitehorse                  SWN          Apr-01              50.0%        14,000    Planulina         25.0        9.4
Tigris                      SWN          May-01              50.0%        13,600    Frio              74.0       27.8
Mahone                      SWN          May-01              50.0%        16,100    Discorbis        101.2       38.0
Horeb                       SWN          Jun-01              21.0%        14,300    Frio             252.0       39.7
N. Jeanerette               SWN          Sep-01              25.0%        20,200    Disc Grav        394.1       77.8
Handel                      SWN          Sep-01              33.0%        11,200    Frio              30.0        7.7
                                                      Total Reserve Potential                      1,031.6      261.8

Forward-Looking Statement

(slide 17)
E&P Capital Investments
[graph showing E&P capital investments from 1998 through the 2001 budgeted program, broken out by Property Acquisitions, Capitalized Expenses, Leasehold & Seismic, Development Drilling, and Exploration Drilling; Company's 2001 budgeted capital investment program has 28% allocated to Arkoma & Exploitation, 32% to the Gulf Coast and 40% to the Permian & East Texas.]
o Well-balanced capital program in 2001:
  >> Low risk Arkoma and other exploitation ($21 MM, 28%),
  >> Medium risk Permian Basin and East Texas ($30 MM, 40%) and
  >> Higher risk, but larger potential Gulf Coast ($24 MM, 32%).
o Large percentage of capital allocated to drilling in 2001 ($56 MM, 75%).
o Identified exploration inventory has a net reserve exposure of approximately 262 Bcfe.

(slide 18)
The Right People Doing the Right Things
[graph showing the Company's results in PVI, F&D Cost and Reserve Replacement from 1995 to 2000]
Note: All metrics calculated include revisions and exclude property acquisitions. PVI calculated per $10 investment. * 2000 PVI metric calculated at $4.00 natural gas price at year-end 2000.

(slide 19)
The Road to V+
o Stay the Course with Our Balanced E&P Strategy.
o Build on Exploration Success.
o Reduce Debt with Excess Cash Flow.
o Deliver the Numbers.
  >> Production and Reserve Growth.
  >> Add Value for Every Dollar Invested.
o Increase Cash Flow Multiple to the Peer Average.

(slide 20)
Financial Summary

                                               Year Ended
                                   2000(1)        1999         1998(2)
                                 ---------------------------------------
                                 ($ in million, except per share amounts)
Revenues                           $363.9        $280.4        $266.3
EBITDA                              103.8          76.7          81.7
Net Income                           20.5           9.9           9.9
Cash Flow (3)                        82.4          60.8          73.7

Earnings per Share                  $0.82         $0.40         $0.40
Cash Flow per Share                  3.29          2.44          2.96

Production Volume (Bcfe)             35.7          32.9          36.9
Avg. Gas Price per Mcf              $2.88         $2.21         $2.34
Avg. Oil Price per Bbl             $22.99        $17.11        $13.60

[FN]
(1) Before the effects of unusual and extraordinary items.
(2) Before the effect of a ceiling test write-down of oil and gas properties.
(3) Cash Flow is before changes in working capital.

(slide 21)
Outlook for 2001
o Targets:
  >> Production target of 38 Bcfe in 2001.
  >> Excess cash flow goes toward long-term debt reduction.

                                      NYMEX Commodity Price Assumptions
                                      $3.50 Gas     $4.50 Gas     $5.50 Gas
                                      $25.00 Oil    $25.00 Oil    $25.00 Oil
                                      ----------    ----------    ----------
    >> Earnings                         $32 MM        $37 MM        $46 MM
    >> EPS                               $1.28         $1.49         $1.84
    >> Cash Flow                       $103 MM       $112 MM       $126 MM
    >> CFPS                              $4.13         $4.48         $5.04
    >> EBITDA                          $128 MM       $136 MM       $150 MM

Forward-Looking Statement

(slide 22)
Gas Hedges in Place Through 2002
[chart showing gas hedges in place by quarter for the years 2001 and 2002] New hedges since 9/30 10-Q:
        Collars 17.5 Bcf

        Fixed .7 Bcf

(slide 23)
Forward-Looking Statements
All statements, other than historical financial information may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, the value that the Company's gas distribution segment may bring in exploring sales opportunities for this segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations for derivative instruments, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as various other factors beyond the Company's control.